EXHIBIT 23.1



            Consent of Independent Public Accountants



     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 333-2366.


                                        ARTHUR ANDERSEN LLP

New York, New York
January 31, 2000































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